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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)     January 16, 2002
                                          -------------------------------------

                           Advance Auto Parts, Inc.
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            (Exact name of registrant as specified in its charter)

          Delaware                      001-16797              54-2049910
-----------------------------    --------------------------  -----------------
(State or other jurisdiction      (Commission File Number)    (IRS Employer
    of incorporation)                                       Identification No.)

5673 Airport Road, Roanoke, Virginia                              24012
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code  (540) 362-4911
                                                  -----------------------------

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        (Former name or former address, if changed since last report.)


                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.   Other Events and Regulation FD Disclosure.

          Reference is made to the press release of the registrant, issued on January 14, 2002, which contains information meeting the requirements of this
Item 5, and which is incorporated herein by this reference. A copy of this press release is attached to this Form 8-K as Exhibit 99.1.

Item 7.      Financial Statements and Exhibits.

(a)          Financial statements of businesses acquired.

             None.

(b)          Pro forma financial information.

             None.

(c)          Exhibits.

Exhibit No.  Description
-----------  -----------

99.1         Press Release dated January 14, 2002.
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ADVANCE AUTO PARTS, INC.
                                           -----------------------------
                                                    (Registrant)

Date     January 16, 2002                       /s/ Jimmie L. Wade
     ---------------------------           -----------------------------
                                           Jimmie L. Wade
                                           President and Chief Financial Officer